Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF INCOME

(UNAUDITED)

	Six Months Ended
	June 30, 2007	June 30, 2006
	(In Millions, Except Per Share Amounts)
Revenues:
Timber	$399	$407
Real Estate	110	113
Manufacturing	244	264
Other	11	10

Total Revenues	764	794

Costs and Expenses:
Cost of Goods Sold:
Timber	258	234
Real Estate	40	41
Manufacturing	236	240
Other	1	1

Total Cost of Goods Sold	535	516

Selling, General and Administrative	59	54

Total Costs and Expenses	594	570

Other Operating Income (Expense), net	1	2

Operating Income	171	226

Interest Expense, net	71	65

Income before Income Taxes	100	161

Provision (Benefit) for Income Taxes	(3)	7

Income From Continuing Operations	103	154

Gain on Sale of Properties, net of tax	2	—

Income Before Cumulative Effect of Accounting Change	105	154

Cumulative Effect of Accounting Change, net of tax	—	2

Net Income	$105	$156

Income From Continuing Operations per Share
—Basic	$0.58	$0.84
—Diluted	$0.58	$0.84

Net Income per Share
—Basic	$0.59	$0.85
—Diluted	$0.59	$0.85

Weighted Average Number of Shares Outstanding
—Basic	176.4	183.2
—Diluted	176.8	183.7

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF INCOME

(UNAUDITED)

	Quarter Ended
	June 30, 2007	June 30, 2006
	(In Millions, Except Per Share Amounts)
Revenues:
Timber	$190	$193
Real Estate	71	52
Manufacturing	129	130
Other	5	5

Total Revenues	395	380

Costs and Expenses:
Cost of Goods Sold:
Timber	124	113
Real Estate	23	25
Manufacturing	123	117
Other	—	—

Total Cost of Goods Sold	270	255

Selling, General and Administrative	30	26

Total Costs and Expenses	300	281

Other Operating Income (Expense), net	(1)	—

Operating Income	94	99

Interest Expense, net	35	34

Income before Income Taxes	59	65

Provision for Income Taxes	1	3

Income from Continuing Operations	58	62

Gain on Sale of Properties, net of tax	2	—

Net Income	$60	$62

Income from Continuing Operations per Share
—Basic	$0.33	$0.34
—Diluted	$0.33	$0.34

Net Income per Share
—Basic	$0.34	$0.34
—Diluted	$0.34	$0.34

Weighted Average Number of Shares Outstanding
—Basic	175.7	182.3
—Diluted	176.1	182.8

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

	June 30, 2007	December 31, 2006
	(In Millions, Except Per Share Amounts)
ASSETS
Current Assets:
Cash and Cash Equivalents	$107	$273
Restricted Advance from Customer	—	4
Accounts Receivable	47	40
Like-Kind Exchange Funds Held in Escrow	58	—
Inventories	75	83
Deferred Tax Asset	7	7
Real Estate Development Properties	4	3
Assets Held for Sale	86	82
Other Current Assets	20	21

	404	513

Timber and Timberlands—Net	3,836	3,876
Property, Plant and Equipment—Net	206	216
Investment in Grantor Trusts	26	28
Other Assets	34	28

Total Assets	$4,506	$4,661

LIABILITIES
Current Liabilities:
Current Portion of Long-Term Debt	$72	$125
Accounts Payable	42	42
Interest Payable	29	30
Wages Payable	18	27
Taxes Payable	22	24
Deferred Revenue	12	17
Other Current Liabilities	15	16

	210	281

Long-Term Debt	1,920	1,617
Line of Credit	345	581
Deferred Tax Liability	20	25
Other Liabilities	68	68

Total Liabilities	2,563	2,572

Commitments and Contingencies

STOCKHOLDERS’ EQUITY
Preferred Stock, $0.01 par value, authorized shares—75.0, outstanding—none	—	—
Common Stock, $0.01 par value, authorized shares—300.6, outstanding (net of Treasury Stock)—174.6 at June 30, 2007, and 177.1 at December 31, 2006	2	2
Additional Paid-In Capital	2,199	2,190
Retained Earnings	170	214
Treasury Stock, at cost, Common Shares—12.3 at June 30, 2007, and 9.5 at December 31, 2006	(418)	(307)
Accumulated Other Comprehensive Income (Loss)	(10)	(10)

Total Stockholders’ Equity	1,943	2,089

Total Liabilities and Stockholders’ Equity	$4,506	$4,661

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Six Months Ended
	June 30, 2007	June 30, 2006
	(In Millions)
Cash Flows From Operating Activities:
Net Income	$105	$156
Adjustments to Reconcile Net Income to Net Cash Provided By Operating Activities:
Depreciation, Depletion and Amortization	65	60
Basis of Real Estate Sold	23	23
Deferred Income Taxes	(5)	—
Gain on Sales of Properties and Other Assets	(2)	—
Working Capital Changes Impacting Cash Flow:
Like-Kind Exchange Funds	(58)	20
Other Working Capital Changes	(14)	(6)
Expenditures for Real Estate Development	(6)	(2)
Other	3	1

Net Cash Provided By Operating Activities	111	252

Cash Flows From Investing Activities:
Capital Expenditures (Excluding Timberland Acquisitions)	(33)	(36)
Timberlands Acquired	(9)	(17)
Proceeds from Sales of Properties and Other Assets	2	1
Other	2	(3)

Net Cash Used In Investing Activities	(38)	(55)

Cash Flows From Financing Activities:
Dividends	(149)	(147)
Borrowings on Line of Credit	1,596	1,474
Repayments on Line of Credit	(1,832)	(1,453)
Repayment of Short-Term Debt	—	(50)
Proceeds from Issuance of Long-Term Debt	350	216
Principal Payments and Retirement of Long-Term Debt	(99)	(29)
Proceeds from Stock Option Exercises	6	3
Acquisition of Treasury Stock	(111)	(184)

Net Cash Used In Financing Activities	(239)	(170)

Increase (Decrease) In Cash and Cash Equivalents	(166)	27
Cash and Cash Equivalents:
Beginning of Period	273	369

End of Period	$107	$396

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Quarter Ended
	June 30, 2007	June 30, 2006
	(In Millions)
Cash Flows From Operating Activities:
Net Income	$60	$62
Adjustments to Reconcile Net Income to Net Cash Provided By Operating Activities:
Depreciation, Depletion and Amortization	32	29
Basis of Real Estate Sold	14	13
Deferred Income Taxes	(2)	(1)
Gain on Sale of Properties and Other Assets	(2)	—
Working Capital Changes Impacting Cash Flow:
Like-Kind Exchange Funds	(48)	(9)
Other Working Capital Changes	17	14
Expenditures for Real Estate Development	(4)	(2)
Other	6	6

Net Cash Provided By Operating Activities	73	112

Cash Flows From Investing Activities:
Capital Expenditures (Excluding Timberland Acquisitions)	(22)	(19)
Timberlands Acquired	(9)	(17)
Proceeds from Sales of Properties and Other Assets	2	1
Other	—	(3)

Net Cash Used In Investing Activities	(29)	(38)

Cash Flows From Financing Activities:
Dividends	(74)	(73)
Borrowings on Line of Credit	947	811
Repayments on Line of Credit	(1,255)	(790)
Repayment of Short-Term Debt	—	(50)
Proceeds from Issuance of Long-Term Debt	350	216
Principal Payments and Retirement of Long-Term Debt	(27)	(28)
Proceeds from Stock Option Exercises	1	1
Acquisition of Treasury Stock	(89)	(184)

Net Cash Used In Financing Activities	(147)	(97)

Decrease In Cash and Cash Equivalents	(103)	(23)
Cash and Cash Equivalents:
Beginning of Period	210	419

End of Period	$107	$396

Plum Creek Timber Company, Inc.

Segment Data

(Unaudited)

	Six Months 2007	Six Months 2006
	(In Millions)
Revenues:
Northern Resources	$178	$202
Southern Resources	253	243
Real Estate	110	113
Manufacturing	244	264
Other	11	10
Eliminations	(32)	(38)

Total Revenues	$764	$794

Operating Income (Loss)
Northern Resources	$33	$56
Southern Resources	87	98
Real Estate	68	71
Manufacturing	1	18
Other	10	9
Other Costs and Eliminations	(28)	(26)

Total Operating Income	$171	$226

Plum Creek Timber Company, Inc.

Segment Data

(Unaudited)

	Second Quarter 2007	Second Quarter 2006
	(In Millions)
Revenues:
Northern Resources	$79	$87
Southern Resources	126	121
Real Estate	71	52
Manufacturing	129	130
Other	5	5
Eliminations	(15)	(15)

Total Revenues	$395	$380

Operating Income (Loss)
Northern Resources	$14	$21
Southern Resources	41	48
Real Estate	47	27
Manufacturing	2	10
Other	5	4
Other Costs and Eliminations	(15)	(11)

Total Operating Income	$94	$99

Plum Creek Timber Company, Inc.

Selected Operating Statistics

(Unaudited)

		2007			2006
		1st Qtr	2nd Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Sales Realization	Units
Southern Resources
Sawlog	$/Ton Stumpage	$32	$31	$31	$35	$36	$33	$33	$34
Pulpwood	$/Ton Stumpage	$9	$9	$9	$8	$8	$7	$8	$8

Northern Resources
Sawlog	$/Ton Delivered	$71	$76	$73	$77	$78	$81	$74	$77
Pulpwood	$/Ton Delivered	$37	$38	$38	$37	$37	$38	$37	$37

Lumber (1)	$/MBF	$390	$400	$395	$467	$456	$410	$385	$431
Plywood (1)	$/MSF	$398	$407	$402	$452	$455	$431	$407	$437
Fiberboard (1)	$/MSF	$490	$529	$510	$445	$480	$518	$506	$486

Sales Volume
Southern Resources
Sawlog	1,000 Tons	1,681	1,691	3,372	1,749	1,685	1,548	1,629	6,611
Pulpwood	1,000 Tons	1,954	1,901	3,855	1,642	1,651	1,917	2,319	7,529

Total Harvest		3,635	3,592	7,227	3,391	3,336	3,465	3,948	14,140

Northern Resources
Sawlog	1,000 Tons	960	789	1,749	1,151	877	954	1,093	4,075
Pulpwood	1,000 Tons	819	527	1,346	766	517	734	725	2,742

Total Harvest		1,779	1,316	3,095	1,917	1,394	1,688	1,818	6,817

Lumber	MBF	95,265	95,701	190,966	99,367	97,059	93,925	86,880	377,231
Plywood	MSF	72,582	72,454	145,036	75,769	71,269	70,109	60,845	277,992
Fiberboard	MSF	64,872	65,938	130,810	69,076	70,411	63,698	51,502	254,687

(1)	Represents prices at mill level.

Plum Creek Timber Company, Inc.

Land Sale Statistics

(Unaudited)

	2007			2006
	1st Qtr	2nd Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Acres Sold
Small Non-strategic	8,645	21,255	29,900	15,050	11,765	19,040	14,240	60,095
Large Non-strategic	—	—	—	—	—	—	—	—
Conservation	4,210	480	4,690	2,580	2,185	4,600	15,020	24,385
HBU/Recreation	3,750	8,695	12,445	3,095	7,225	7,875	4,575	22,770
Development Properties	45	595	640	1,075	645	1,970	635	4,325
Conservation Easements	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

	16,650	31,025	47,675	21,800	21,820	33,485	34,470	111,575

Price per Acre
Small Non-strategic	$1,445	$1,295	$1,340	$1,465	$1,270	$1,765	$1,730	$1,585
Large Non-strategic	—	—	—	—	—	—	—	—
Conservation	$1,740	$6,660	$2,240	$2,085	$1,500	$3,865	$990	$1,695
HBU/Recreation	$4,300	$3,150	$3,495	$5,310	$4,140	$3,775	$3,620	$4,070
Development Properties	$22,045	$21,260	$21,310	$8,595	$5,295	$21,950	$14,995	$15,125
Conservation Easements	—	—	—	$1,300	—	$605	—	$885

Revenue, ($ millions)
Small Non-strategic	$13	$28	$41	$22	$15	$33	$26	$96
Large Non-strategic	—	—	—	—	—	—	—	—
Conservation	$7	$3	$10	$5	$3	$18	$15	$41
HBU/Recreation	$16	$27	$43	$17	$30	$30	$16	$93
Development Properties	$1	$13	$14	$9	$4	$43	$9	$65
Conservation Easements	—	—	—	$8	—	$5	—	$13

	$37	$71	$108	$61	$52	$129	$66	$308

Proceeds from Joint Ventures(1)	$2	—	$2	—	—	—	—	—

Basis of Real Estate Sold ($ millions)	$9	$14	$23	$10	$13	$43	$19	$85

(1)	Not reflected in the Land Sale Statistics (Acres Sold, Price per Acre and Revenue)